August 1, 2025

Ryan Sutcliffe, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Floating Rate ETF

T. Rowe Price Total Return ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Ultra Short-Term Bond ETF

File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the Funds’ prospectuses and Statement of Additional Information (“SAI”) that were filed under Rule 485(b) on July 25, 2025.

The Funds’ prospectuses and SAI went effective automatically on August 1, 2025.

If you have any questions about this filing, please give me a call at 410-345-2346 or, in my absence, Sonia Kurian at 410-577-4847.

Sincerely,

/s/ Gladys J. Davis
Gladys J. Davis